                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549
                                          FORM 8-K

                                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                             Date of Report: December 21, 2001

                                  THE QUIZNO'S CORPORATION
                   (Exact name of registrant as specified in its charter)

       Colorado                       000-23174                84-1169286
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)             Identification No.)          File Number)

           1415 Larimer Street, Denver, Colorado                80202
          (Address of principal executive offices)            (Zip Code)

    Registrant's telephone number, including area code:  (720) 359-3300

   Item 5. Other Events.  Press Release, dated December 21, 2001, reporting that a majority of shareholders voted "yes" on merger proposal and the results thereof.

Exhibits
--------

Exhibit 99.1    Copy of above press release.

                                         SIGNATURES
      Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly  caused  this report to be signed on its behalf by the  undersigned  hereunto  duly authorized.
                                            THE QUIZNO'S CORPORATION

Date: December 21, 2001                                By: /s/John L. Gallivan
                                                           -------------------
                                                           John L. Gallivan

Chief Financial Officer

Exhibit 99.1
------------

                  Majority of Shareholders Vote Yes on Quizno's(R) Merger

    DENVER, Dec. 21 -- The Quizno's Corporation (Nasdaq: QUIZ) (the "Company) announced today that the merger of Firenze Corp. into the Company, with the Company being the surviving corporation, became effective after the merger was approved at a special meeting of shareholders this morning.  As a result of the merger, the Company's common stock will cease to be publicly traded and will be delisted from Nasdaq, effective the close of the market today.

     For more information, contact:

     Patrick E. Meyers, Vice President & General Counsel
     The Quizno's Corporation, 720-359-3300